UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04704
                                                     ---------

                          The Primary Trend Fund, Inc.

                              700 N. Water Street
                              Milwaukee, WI 53202
                              -------------------
                    (Address of principal executive offices)

                     Arnold Investment Counsel Incorporated
                              700 N. Water Street
                              Milwaukee, WI 53202
                              -------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (414) 271-2726
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                    Date of reporting period: June 30, 2003
                                              -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

(THE PRIMARY TREND FUNDS LOGO)

ANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
JUNE 30, 2003

MESSAGE TO SHAREHOLDERS...

     "We have always agreed with Warren Buffett's perverse view of bear markets -- they allow long-term investors to buy good companies on the cheap. The key is to filter out the short-term noise and daily bad news and focus on the long-term opportunities that present themselves to equity investors. We again emphasize that today is quite the opposite of the speculative fervor of 1999-2000 -- to buy into weakness now may be as prescient as selling into strength then."

                                          THE PRIMARY TREND FUNDS
                                          December 31, 2002 - Semiannual Report

  Just a few short months ago, the bear market that ravaged Wall Street from 2000-2002 seemed like it was about to do an encore performance in 2003. Corrupt CEOs were making the front page news, auditing practices were being questioned, investment bankers were being sued, earnings were in the tank, global health scares were spreading in epidemic proportions and the Iraqi showdown was about to erupt into a full-scale war.

  This plethora of bad news was certainly not ignored by the stock market.
After a very brief New Year's rally, the stock market, as measured by the Dow Jones Industrial Average, proceeded to drop 1300 points to its March low of 7500 -- a mere 4% above its October bear market low of 7300.

  "Here we go again" was echoed up and down Wall Street and the short sellers were licking their chops. As simplistic and rudimentary as it sounds, our advice for long-term investors at the time was that "it is always darkest before the dawn." In effect, the stock market had already absorbed all of the negative economic, financial and political punches that had been thrown at it - and it was still standing - and at even higher levels than in October 2002. To us, that was a very strong signal that the bearish forces had been exhausted and any good news that surfaced would surely be bullish.

  Today, four months from the March low, the daily barrage of "bad news" seems like a distant memory. Many believe the bull market is back. We, however, believe that THE bull market that propelled stocks to new all-time highs during
             ---
the 1990s is over. It culminated in the frenzied buying spree during the tech bubble and has since been expunged during this multi-year bear market.

  But we do believe a new cyclical bull market was born during the October-March bottoming process, and this has resulted in better one-year performance for stocks. For the year ended June 30, 2003, the Dow Jones Industrial Average posted a total return loss of -0.48%, while the S&P 500 Composite eked out a total return gain of +0.25%.

  Due to our conservative investment philosophy, the Funds generally play great defense and average offense. But over the last few years, your Funds have been playing solidly on both sides of the ball. The Primary Trend Funds have smartly outperformed the S&P 500 Composite during this three-year bear market and are currently keeping pace during the 2003 rally. For the 12 months ended 6/30/03, The Primary Trend Funds generated the following total returns for its shareholders:

                THE PRIMARY TREND FUND                   + 0.34%
                THE PRIMARY INCOME FUND                  - 3.20%

THE PRIMARY TREND FUND
----------------------

  After a grueling three-year bear market, the mettle of every investor has been tested. As shareholders in The Primary Trend Fund, escaping this difficult period with solid gains is only half the battle -- it is now up to us, as portfolio managers, to continue to outperform during up markets as well.

  Thus far in 2003, our value-oriented style has kept pace with a stock market that seems to have rekindled its love affair with tech stocks. We continue to underown technology equities for two reasons: 1) Tech stocks were the Wall Street darlings during the last bull market and a change in market leadership tends to emerge as a new cyclical bull market gets underway; 2) Valuations in the tech sector are still not compelling enough for dyed-in-the-wool value investors such as us -- especially when considering the speculative risk that is inherent in many of these names. We continue to limit our tech exposure (8.0%) to AT&T Wireless, Hewlett-Packard and Intel.

  While the Fund's overweighted cyclical exposure was a bit premature, it has paid huge dividends during the latest stock market rally off of the March lows. Long-term holdings such as Carnival Corp., COX Communications, Disney, Du Pont, General Electric, McDonald's and Wendy's all rallied nicely off of their respective lows -- with the majority outpacing the S&P 500 by a wide margin. More importantly, additional purchases in Ford common, as well as new timely buys in Home Depot, Nucor and Sears, helped The Primary Trend Fund achieve respectable gains in the last few months. With cyclical exposure already at 38% of the portfolio, we anticipate new money to be directed into other sectors of the market.

  As anticipated, we have reduced our consumer staple exposure to a market weighting of 10%. We eliminated Unilever, N.V. after it reached our price objective, and purchased a smaller position in Del Monte Foods. Holdings such as Anheuser-Busch, Archer-Daniels-Midland, General Mills and Newell Rubbermaid are still attractive as long-term positions in the portfolio, but their performance tends to lag during bullish phases of the market.

  Our commitment to the Healthcare sector (11% of the portfolio) as been met with mixed results. While Abbott Laboratories, Johnson & Johnson and Bristol-Myers Squibb have made solid upside progress, Schering-Plough continues to languish near its lows. We still believe the potential value in Schering-Plough common is being ignored by Wall Street in the short term.

  With the recent stock market rally, we have taken some chips off the table. Cash in the portfolio now stands at 11%, with only 2% devoted to bonds (due to our bearish outlook for the bond market). We will take advantage of individual opportunities on both the buy and sell side as the stock market winds its way through 2003.

THE PRIMARY INCOME FUND
-----------------------

  While The Primary Income Fund underperformed the S&P 500 Composite over the past year, it did outpace its other benchmark, the S&P Utilities Index (-4.18%).

  President Bush's tax cut package, which included preferential tax treatment on corporate dividends, helped ignite a rally in the utility sector. The Primary Income Fund's 31% weighting in the Utility sector (28% in utility common stocks and another 3% in utility bonds) was aided by the strong rally in the group. We continue to emphasize stable and conservative electric, natural gas and water utilities that are led by management teams committed to dividend sustainability and growth. Long-term holdings in Cinergy, KeySpan, Sempra Energy and Wisconsin Energies fit this profile. We have also initiated new positions in American States Water, Otter Tail, The Southern Co. and Vectren Corp.

  As with The Primary Trend Fund, we have increased The Primary Income Fund's exposure to the cyclical sector (20% of the portfolio) as well. We anticipate further investments in above-average, dividend paying cyclical stocks as 2003 unfolds.

  Our bond exposure has been reduced from 16% on 12/31/02 to just 10% on 6/30/03. The Federal Reserve's aggressive interest rate cuts (13 cuts in 18 months) have reduced interest rates to 45-year lows. We believe the bond market is peaking and have limited our maturities to five years or less.

  The decrease in our bond exposure has temporarily inflated our cash position to 19% as of 6/30/03; however, we expect to put some of that cash to work in the equity market over the next several weeks.

THE GLASS IS HALF FULL
----------------------

"The primary trend is the most powerful force underlying the movement of the markets. Knowing its direction is the most valuable information an investor can possess."

                                     James R. Arnold, Sr.
                                     Founder of Arnold Investment Counsel, Inc.

  To many investors, whether we are in a secular bull market or a cyclical bull market makes no difference -- as long as stocks are going up. Which is why recent bullish action has numbed much of the pain inflicted over the last four years.

  We believe we are now in an environment where strong cyclical bull markets will be interrupted by periods of bearish stock market action. In other words, a new bullish primary trend has yet to emerge; therefore, investors will be required to be more flexible and fluid going forward.

  Currently, market history is on the side of the bulls. The stock market has experienced three years in a row of negative performance -- a losing streak that hasn't occurred since 1939-41. That was followed by a 74% upside move over the next four years. Additionally, the "Decennial 3" pattern (years ending in "3") has averaged +4.6% over the last 11 decades, and presidential pre-election years (such as 2003) have an above-average gain of +11.1% since 1887.

  More importantly, however, both the fundamental valuations on individual stocks and the underlying strength of the stock market's recent rally (vis-a-vis the bullish Advance/Decline Indicator and various thrust momentum measures) point to continued upside surprises.

  Interest rates are at 45-year lows. This offers little incentive to fixed-income investors to stick with bonds and could provide additional fuel for the stock market as capital flows from bonds to stocks. In addition, nearly $4 trillion is sitting on the sidelines in money market and savings accounts. It would be foolhardy to believe that all of that is earmarked for the stock market -- but even a small portion of this cash would keep the bullish fire burning.

  Both corporate earnings and economic growth, while not robust, are moderate enough to positively surprise Wall Street (which has ratcheted down earnings-per-share expectations to pessimistic levels). Couple that with President Bush's recent tax cut package that includes dividend and capital expenditure incentives, and the fundamental foundation for this stock market is much stronger now than at any time during the last five years.

  The Dow Jones Industrial Average has rallied by 25% from its March low and now trades above 9000 for the first time since last August. The S&P 500 Composite has gained 27% and the Nasdaq Composite has jumped 39% from those same March lows. This is a stock market that is in gear. After those powerful moves, it is also a stock market that is overbought. But a healthy market can stay overbought for extended periods of time.

  Some negatives do exist: investor sentiment is abnormally bullish (which is bearish from a contrarian standpoint); insiders have flipped to the sell side; and the technology-laden Nasdaq Composite has resumed its speculative role as a market leader. However, we believe the corrections in the stock market will be mild and that we will look back on the October 2002 and March 2003 lows as the
                                                                           ---
bear market lows.

  Our glass is half full and we expect to build upon our recent successes as we structure your Funds' portfolios to take advantage of the vagaries of the stock market. All of us at Arnold Investment Counsel value you as a fellow shareholder in The Primary Trend Funds. We are committed to rewarding that confidence and trust that you have placed in us.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

PORTFOLIOS OF INVESTMENTS
June 30, 2003

                             THE PRIMARY TREND FUND

                                                                      MARKET
  SHARES                                              COST            VALUE
  ------                                              ----            ------
            COMMON STOCKS      85.1%
   49,999   AT&T Wireless Services, Inc.*<F1>
              (Telecommunications)                 $   343,104     $   410,492
    6,000   Abbott Laboratories
              (Pharmaceutical products)                178,980         262,560
   20,000   Allstate Corp. (Insurance)                 679,308         713,000
   10,000   Anheuser-Busch Companies, Inc.
              (Beverages)                              295,400         510,500
   39,728   Archer-Daniels-Midland Co.
              (Food processing)                        557,830         511,299
    6,998   BP plc (Integrated oil company)            143,640         294,056
   14,000   Bristol-Myers Squibb Co.
              (Pharmaceuticals)                        378,155         380,100
   18,000   Carnival Corp. (Cruise lines)              458,319         585,180
   45,000   Cendant Corp.*<F1>
              (Diversified consumer services)          611,830         824,400
    6,000   Chubb Corp. (Insurance)                    327,730         360,000
   18,000   COX Communications, Inc.*<F1>
              (Cable T.V.)                             518,230         574,200
   10,000   Del Monte Foods Co.*<F1>
              (Diversified food)                        89,475          88,400
   12,000   Du Pont (E.I.) de Nemours & Co.
              (Diversified chemicals)                  545,260         499,680
   27,000   Ford Motor Co.
              (Automotive manufacturing)               248,490         296,730
   20,000   General Electric Co.
              (Diversified manufacturing)              579,820         573,600
    5,000   General Mills, Inc.
              (Diversified food)                       224,300         237,050
   23,812   Hewlett-Packard Co. (Computers)            401,711         507,196
    6,000   The Home Depot, Inc.
              (Retail-building products)               136,080         198,720
   16,000   Intel Corp. (Semiconductors)               382,968         332,544
    7,000   Johnson & Johnson (Medical products)       299,250         361,900
   25,000   McDonald's Corp. (Restaurant chains)       614,128         551,500
    7,000   Newell Rubbermaid, Inc.
              (Consumer products)                      183,618         196,000
    5,000   Nucor Corp. (Steel-producers)              191,175         244,250
   13,000   Occidental Petroleum Corp.
              (Integrated oil company)                 242,127         436,150
    8,000   PartnerRe Ltd. (Insurance)                 266,855         408,880
   30,000   Schering-Plough Corp.
              (Pharmaceuticals)                        760,660         558,000
    8,000   Schlumberger Ltd.
              (Oil field services)                     316,800         380,560
    7,000   Sears Roebuck & Co. (Retail)               166,460         235,480
    5,580   United Technologies Corp. (Aerospace)      231,525         395,231
   20,000   Walt Disney Co.
              (Entertainment and media)                365,300         395,000
   12,000   Wendy's International, Inc.
              (Restaurant chains)                      264,397         347,640
                                                   -----------     -----------
                    Total Common Stocks             11,002,925      12,670,298
                                                   -----------     -----------

PRINCIPAL
 AMOUNT
---------

            BONDS AND NOTES      2.1%
            CONVERTIBLE BOND
 $300,000   Analog Devices, Inc.,
              4.75%, due 10/1/05                       285,190         306,750
                                                   -----------     -----------
                    Total Bonds and Notes              285,190         306,750
                                                   -----------     -----------
                    Total Long-Term Investments     11,288,115      12,977,048
                                                   -----------     -----------

            SHORT-TERM INVESTMENTS      10.9%
            VARIABLE RATE DEMAND NOTES
  404,945   American Family Insurance Co., 0.71%       404,945         404,945
  782,024   US Bank, N.A., 0.78%                       782,024         782,024
  439,353   Wisconsin Corporate
              Central Credit Union, 0.70%              439,353         439,353
                                                   -----------     -----------
                    Total Short-Term Investments     1,626,322       1,626,322
                                                   -----------     -----------
            TOTAL INVESTMENTS      98.1%           $12,914,437      14,603,370
                                                   -----------
                                                   -----------
            Other Assets less Liabilities      1.9%                    288,988
                                                                   -----------
            NET ASSETS      100.0%                                 $14,892,358
                                                                   -----------
                                                                   -----------

            SUMMARY OF INVESTMENTS BY SECTOR

                                                      PERCENT OF
            SECTOR                              INVESTMENT SECURITIES
            ------                              ---------------------
            Consumer, Non-cyclical                       25.6%
            Consumer, Cyclical                           16.5%
            Short-Term Investments                       11.1%
            Financial                                    10.1%
            Communications                                9.5%
            Technology                                    7.9%
            Energy                                        7.6%
            Industrial                                    6.6%
            Basic Materials                               5.1%
                                                        ------
            Total Investments                           100.0%

*<F1>  Non-income producing

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND

                                                                      MARKET
  SHARES                                                COST          VALUE
  ------                                                ----          ------
            COMMON STOCKS      75.7%
    1,000   Abbott Laboratories
              (Pharmaceutical products)              $   29,830     $   43,760
    2,000   Alliant Energy Corp.
              (Electric and gas utility)                 61,700         38,060
    3,000   Allstate Corp. (Insurance)                  116,528        106,950
    3,000   American States Water Co.
              (Water utility)                            82,662         81,900
    2,000   Anheuser-Busch Companies, Inc.
              (Beverages)                                59,080        102,100
    1,637   Apartment Investment & Management Co.
              (Real estate investment trust)             23,363         56,640
    1,600   BP plc (Integrated oil company)              33,685         67,232
    3,000   Bristol-Myers Squibb Co.
              (Pharmaceuticals)                          85,922         81,450
    3,000   Carnival Corp. (Cruise lines)                76,734         97,530
    1,000   Chubb Corp. (Insurance)                      54,455         60,000
    2,000   Cinergy Corp.
              (Electric and gas utility)                 39,641         73,580
    4,000   DPL, Inc. (Electric and gas utility)         40,678         63,760
    1,191   DTE Energy Co. (Electric utility)            56,834         46,020
    2,500   Du Pont (E.I.) de Nemours & Co.
              (Diversified chemicals)                   114,000        104,100
    7,000   Ford Motor Co.
              (Automotive manufacturing)                 59,350         76,930
    5,000   General Electric Co.
              (Diversified manufacturing)               146,280        143,400
    3,000   Hewlett-Packard Co. (Computers)              52,530         63,900
    2,000   Intel Corp. (Semiconductors)                 50,375         41,568
    3,000   KeySpan Corp. (Natural gas utility)          74,815        106,350
    7,000   McDonald's Corp. (Restaurant chains)        173,577        154,420
    3,000   Newell Rubbermaid, Inc.
              (Consumer products)                        78,694         84,000
    3,000   Occidental Petroleum Corp.
              (Integrated oil company)                   62,250        100,650
    3,000   Otter Tail Corp. (Electric utility)          82,316         80,940
    7,000   Schering-Plough Corp. (Pharmaceuticals)     174,380        130,200
    1,000   Schlumberger Ltd. (Oil field services)       39,600         47,570
    2,000   Sears Roebuck & Co. (Retail)                 47,820         67,280
    4,000   Sempra Energy (Natural gas utility)          62,362        114,120
    3,000   The Southern Company (Electric utility)      85,890         93,480
    3,000   Vectren Corp. (Natural gas utility)          64,302         75,150
    2,000   Verizon Communications, Inc.
              (Telecommunications)                       90,364         78,900
    1,000   Walt Disney Co. (Entertainment and media)    22,360         19,750
    2,000   Wendy's International, Inc.
              (Restaurant chains)                        45,441         57,940
    4,000   Wisconsin Energy Corp.
              (Electric and gas utility)                 98,278        116,000
                                                     ----------     ----------
                    Total Common Stocks               2,386,096      2,675,630
                                                     ----------     ----------

PRINCIPAL
 AMOUNT
---------

            BONDS AND NOTES      10.2%
            CORPORATE BONDS
 $150,000   General Electric Capital Corp.,
              1.733%, due 6/11/08                       150,000        149,995
  100,000   Wisconsin Gas Co., 6.375%, due 11/1/05      100,341        108,712
                                                     ----------     ----------
                    Total Corporate Notes               250,341        258,707
                                                     ----------     ----------

            CONVERTIBLE BOND
  100,000   Analog Devices, Inc., 4.75%, due 10/1/05     95,066        102,250
                                                     ----------     ----------
                    Total Bonds and Notes               345,407        360,957
                                                     ----------     ----------
                    Total Long-Term Investments       2,731,503      3,036,587
                                                     ----------     ----------

            SHORT-TERM INVESTMENTS      19.2%
            VARIABLE RATE DEMAND NOTES
  335,729   American Family Insurance Co., 0.71%        335,729        335,729
  227,811   US Bank, N.A., 0.78%                        227,811        227,811
  114,513   Wisconsin Corporate
              Central Credit Union, 0.70%               114,513        114,513
                                                     ----------     ----------
                    Total Short-Term Investments        678,053        678,053
                                                     ----------     ----------
            TOTAL INVESTMENTS      105.1%            $3,409,556      3,714,640
                                                     ----------     ----------
                                                     ----------     ----------
            Liabilities less Other Assets      (5.1%)                 (180,222)
                                                                    ----------
            NET ASSETS      100.0%                                  $3,534,418
                                                                    ----------
                                                                    ----------

            SUMMARY OF INVESTMENTS BY SECTOR
                                                PERCENT OF
            SECTOR                        INVESTMENT SECURITIES
            ------                        ---------------------
            Utilities                              26.9%
            Short-Term Investments                 18.2%
            Consumer, Cyclical                     14.5%
            Financial                              10.0%
            Consumer, Non-cyclical                  9.6%
            Energy                                  5.8%
            Technology                              5.6%
            Industrial                              3.9%
            Basic Materials                         2.8%
            Communications                          2.7%
                                                  ------
            Total Investments                     100.0%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                                    THE PRIMARY    THE PRIMARY
                                                     TREND FUND    INCOME FUND
                                                     ----------    -----------
Assets:
  Investments, at Value (Note 2a):
    Common Stocks                                   $12,670,298     $2,675,630
     Bonds and Notes                                    306,750        360,957
     Short-Term Investments                           1,626,322        678,053
                                                    -----------     ----------
       Total Investments (Cost $12,914,437
         and $3,409,556, respectively)               14,603,370      3,714,640

     Receivable for Investments Sold                    290,867             --
     Dividends Receivable                                19,955          5,281
     Interest Receivable                                  4,560          2,883
     Capital Shares Receivable                              189            289
     Prepaid Expenses and Other Assets                    3,020          1,616
                                                    -----------     ----------
       Total Assets                                  14,921,961      3,724,709
                                                    -----------     ----------

Liabilities
  Payable for Investments Purchased                          --        164,978
  Accrued Investment Advisory Fees                        9,081         10,905
  Other                                                  20,522         14,408
                                                    -----------     ----------
       Total Liabilities                                 29,603        190,291
                                                    -----------     ----------
Net Assets                                          $14,892,358     $3,534,418
                                                    -----------     ----------
                                                    -----------     ----------
Shares Outstanding                                    1,317,518        314,122
Net Asset Value Per Share                           $     11.30     $    11.25
                                                    -----------     ----------
                                                    -----------     ----------

Net Assets Consist of:
  Capital Stock
    (30,000,000 shares authorized each)             $13,201,135     $3,366,344
  Undistributed Net Investment Income                    14,982             --
  Undistributed Net Realized Losses                     (12,692)      (137,010)
  Net Unrealized Appreciation of Investments          1,688,933        305,084
                                                    -----------     ----------
Net Assets                                          $14,892,358     $3,534,418
                                                    -----------     ----------
                                                    -----------     ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the year ended June 30, 2003

                                                   THE PRIMARY    THE PRIMARY
                                                    TREND FUND    INCOME FUND
                                                    ----------    -----------
Income:
  Interest                                          $  44,701      $  33,959
  Dividends                                           235,545(a)      77,849(b)
                                                          <F2>           <F3>
                                                    ---------      ---------
      Total Income                                    280,246        111,808
                                                    ---------      ---------

Expenses:
  Investment Advisory Fees (Note 3)                   103,033         24,653
  Administration and Accounting Fees                   35,742         25,531
  Shareholder Servicing Costs                          29,941         11,829
  Professional Fees                                    22,832         20,426
  Registration Fees                                    11,939          8,244
  Printing                                              7,190          2,462
  Custodial Fees                                        3,349          3,362
  Postage                                               2,635            646
  Insurance                                             2,373            546
  Pricing                                               1,556          2,129
  Other                                                 2,244          2,054
                                                    ---------      ---------
  Total Expenses Before Reimbursement                 222,834        101,882
  Less Expenses Reimbursed By Adviser (Note 3)             --        (68,567)
                                                    ---------      ---------
  Net Expenses                                        222,834         33,315
                                                    ---------      ---------
Net Investment Income                                  57,412         78,493
                                                    ---------      ---------
Net Realized Gain (Loss) on Investments               114,534        (42,122)
Change in Net Unrealized
  Appreciation of Investments                        (144,605)      (155,240)
                                                    ---------      ---------
Net Realized and Unrealized Loss on Investments       (30,071)      (197,362)
                                                    ---------      ---------
Net Increase (Decrease) in
  Net Assets From Operations                        $  27,341      $(118,869)
                                                    ---------      ---------
                                                    ---------      ---------

(a)<F2>   Net of $1,815 in foreign withholding taxes.
(b)<F3>   Net of $429 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 2003 and 2002

                                                             THE PRIMARY                    THE PRIMARY
                                                             TREND FUND                     INCOME FUND
                                                      -------------------------      -------------------------
                                                         2003           2002            2003           2002
                                                      ----------     ----------      ----------     ----------
Operations:
   Net Investment Income                              $    57,412    $    69,262     $   78,493     $   84,545
   Net Realized Gain (Loss)
     on Investments                                       114,534        546,706        (42,122)        18,353
   Change in Net Unrealized Appreciation
     of Investments                                      (144,605)    (1,093,178)      (155,240)      (116,484)
                                                      -----------    -----------     ----------     ----------
   Net Increase (Decrease) in Net
     Assets from Operations                                27,341       (477,210)      (118,869)       (13,586)
                                                      -----------    -----------     ----------     ----------

Distributions to Shareholders:
   From Net Investment Income                             (61,692)      (169,847)       (78,690)       (84,635)
   From Net Realized Gains                               (673,924)      (124,759)            --             --
                                                      -----------    -----------     ----------     ----------
   Decrease in Net Assets
     from Distributions                                  (735,616)      (294,606)       (78,690)       (84,635)
                                                      -----------    -----------     ----------     ----------

Fund Share Transactions:
   Proceeds from Shares Sold                            1,907,777        753,979         88,730        159,451
   Reinvested Distributions                               690,580        276,186         68,709         74,547
   Cost of Shares Redeemed                             (2,961,022)    (1,945,327)      (105,104)      (181,914)
                                                      -----------    -----------     ----------     ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                        (362,665)      (915,162)        52,335         52,084
                                                      -----------    -----------     ----------     ----------
Total Decrease in
  Net Assets                                           (1,070,940)    (1,686,978)      (145,224)       (46,137)

Net Assets:
   Beginning of Year                                   15,963,298     17,650,276      3,679,642      3,725,779
                                                      -----------    -----------     ----------     ----------
   End of Year                                        $14,892,358    $15,963,298     $3,534,418     $3,679,642
                                                      -----------    -----------     ----------     ----------
                                                      -----------    -----------     ----------     ----------
Undistributed Net Investment
  Income at End of Year                               $    14,982    $    19,262     $       --     $       49
                                                      -----------    -----------     ----------     ----------
                                                      -----------    -----------     ----------     ----------
Transactions in Shares:
   Sales                                                  187,369         62,456          8,309         13,188
   Reinvested Distributions                                64,375         22,632          6,414          6,171
   Redemptions                                           (282,056)      (161,693)        (9,781)       (14,989)
                                                      -----------    -----------     ----------     ----------
   Net Increase (Decrease)                                (30,312)       (76,605)         4,942          4,370
                                                      -----------    -----------     ----------     ----------
                                                      -----------    -----------     ----------     ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----
THE PRIMARY TREND FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                            $11.84         $12.39         $10.55         $12.64         $13.98
                                                              ------         ------         ------         ------         ------
Net Investment Income                                           0.04           0.05           0.16           0.20           0.19
Net Realized and Unrealized Gain (Loss) on Investments         (0.03)         (0.39)          2.19          (1.53)          0.23
                                                              ------         ------         ------         ------         ------
Total from Investment Operations                                0.01          (0.34)          2.35          (1.33)          0.42
                                                              ------         ------         ------         ------         ------

Less Distributions:
   From Net Investment Income                                  (0.05)         (0.12)         (0.20)         (0.17)         (0.16)
   From Net Realized Gains                                     (0.50)         (0.09)         (0.31)         (0.59)         (1.60)
                                                              ------         ------         ------         ------         ------
   Total Distributions                                         (0.55)         (0.21)         (0.51)         (0.76)         (1.76)
                                                              ------         ------         ------         ------         ------
Net Increase (Decrease)                                        (0.54)         (0.55)          1.84          (2.09)         (1.34)
                                                              ------         ------         ------         ------         ------
Net Asset Value, End of Year                                  $11.30         $11.84         $12.39         $10.55         $12.64
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                        0.34%         (2.77%)        22.54%        (11.13%)         4.68%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                    $14,892        $15,963        $17,650        $14,787        $21,351
   Ratio of Net Expenses to Average Net Assets                 1.60%          1.44%          1.38%          1.40%          1.27%
   Ratio of Net Investment Income to Average Net Assets        0.41%          0.41%          1.36%          1.69%          1.53%
   Portfolio Turnover                                          27.5%          34.4%          44.7%          32.6%          47.9%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----
THE PRIMARY INCOME FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                            $11.90         $12.22         $10.40         $12.24         $13.86
                                                              ------         ------         ------         ------         ------
Net Investment Income                                           0.25           0.28           0.35           0.44           0.42
Net Realized and Unrealized Gain (Loss) on Investments         (0.65)         (0.32)          1.82          (1.60)         (0.14)
                                                              ------         ------         ------         ------         ------
Total from Investment Operations                               (0.40)         (0.04)          2.17          (1.16)          0.28
                                                              ------         ------         ------         ------         ------

Less Distributions:
   From Net Investment Income                                  (0.25)         (0.28)         (0.35)         (0.44)         (0.43)
   From Net Realized Gains                                        --             --             --          (0.24)         (1.47)
                                                              ------         ------         ------         ------         ------
   Total Distributions                                         (0.25)         (0.28)         (0.35)         (0.68)         (1.90)
                                                              ------         ------         ------         ------         ------
Net Increase (Decrease)                                        (0.65)         (0.32)          1.82          (1.84)         (1.62)
                                                              ------         ------         ------         ------         ------
Net Asset Value, End of Year                                  $11.25         $11.90         $12.22         $10.40         $12.24
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                       (3.20%)        (0.37%)        21.09%         (9.66%)         2.97%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                     $3,534         $3,680         $3,726         $3,372         $4,276
   Ratio of Net Expenses to Average Net Assets                 1.00%          1.00%          1.00%          1.00%          1.00%
   Ratio of Net Investment Income to Average Net Assets        2.36%          2.27%          3.02%          4.04%          3.46%
   Ratio of Total Expenses to Average Net Assets               3.06%          2.78%          2.44%          2.43%          2.12%
   Portfolio Turnover                                          30.5%          21.5%          36.6%          33.4%          46.9%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2003

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Price information on listed stocks is taken from the exchange where the security is primarily traded. Other securities for which market quotations are not readily available are valued under procedures approved by the Boards of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. At June 30, 2003, the Income Fund had a federal income tax capital loss carryforward of $123,581 which $54,512 expires in 2009 and $69,069 expires in 2011. To the extent that the Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. As of June 30, 2003 the Income Fund had $13,429 of post-October capital losses which are deferred, for tax purposes, to the fiscal year ending June 30, 2004. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

                                                     TREND FUND                    INCOME FUND
                                                 ------------------            -------------------
     FISCAL YEAR ENDING JUNE 30,                 2003          2002            2003           2002
                                                 ----          ----            ----           ----
     Distributions paid from:
       Ordinary Income                         $ 61,692       $261,678        $78,690        $84,635
       Net long term capital gains              673,924         32,928             --             --
                                               --------       --------        -------        -------
     Total taxable distributions                735,616        294,606         78,690         84,635
       Tax return of capital                         --             --             --             --
                                               --------       --------        -------        -------
     Total distributions paid                  $735,616       $294,606        $78,690        $84,635
                                               --------       --------        -------        -------
                                               --------       --------        -------        -------

          For the year ended June 30, 2003, the Trend Fund designated $673,924 as a long-term capital gain distribution for purposes of the dividends paid deduction.

     e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Income Fund for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the year ended June 30, 2003. For the year ended June 30, 2003, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. The Adviser did not reimburse the Trend Fund for any expenses during the year ended June 30, 2003. For the year ended June 30, 2003, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $59,119. The Trend Fund paid total directors fees of $1,500 to its outside directors and the Income Fund paid total directors' fees of $1,500 to its outside directors' during the year ended June 30, 2003.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the year ended June 30, 2003 were as follows:

                                        TREND FUND    INCOME FUND
                                        ----------    -----------
     Purchases                          $3,405,783      $887,692
     Sales                              $3,579,322      $869,040

5.   TAX INFORMATION

     At June 30, 2003, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $13,041,451 and $3,409,556 for the Trend Fund and Income Fund, respectively, were as follows:

                                             TREND FUND    INCOME FUND
                                             ----------    -----------
     Appreciation                            $2,265,690      $477,778
     Depreciation                              (703,791)     (172,694)
                                             ----------      --------
     Net Appreciation on Investments         $1,561,899      $305,084
                                             ----------      --------
                                             ----------      --------

     The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

     As of June 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                             TREND FUND    INCOME FUND
                                             ----------    -----------
     Undistributed ordinary income           $   14,982     $      --
     Undistributed long-term capital gains      114,342            --
                                             ----------     ---------
     Accumulated earnings                       129,324            --
     Accumulated capital and other losses            --      (137,010)
     Unrealized appreciation                  1,561,899       305,084
                                             ----------     ---------
     Total accumulated earnings              $1,691,223     $ 168,074
                                             ----------     ---------
                                             ----------     ---------

     Certain dividends paid by the Trend Fund and the Income Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the fiscal year ended June 30, 2003, the Trend Fund and the Income Fund designated up to $61,692 and $78,690, respectively, as taxed at a maximum rate of 15%. Information will be reported in conjunction with your 2003 Form 1099-DIV.

     For the year ended June 30, 2003, 100% and 88.18% of the dividends paid from net investment income, including short-term gains, qualifies for the dividends received deduction available to corporate shareholders of the Trend Fund and Income Fund, respectively.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
  The Primary Trend Fund, Inc.
  The Primary Income Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Primary Trend Fund and The Primary Income Fund as of June 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Primary Trend Fund and The Primary Income Fund at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young

Milwaukee, Wisconsin
July 24, 2003

DIRECTORS AND OFFICERS

                                                                                                NUMBER OF
                                         TERM OF              PRINCIPAL                         FUNDS          OTHER
                       POSITION(S)       OFFICE AND           OCCUPATION(S)                     IN COMPLEX     DIRECTORSHIPS
NAME, ADDRESS          HELD WITH         LENGTH OF            DURING PAST                       OVERSEEN       HELD
AND AGE                THE FUND          TIME SERVED          5 YEARS                           BY DIRECTOR    BY DIRECTOR
-------------          -----------       -----------          -------------                     -----------    -------------
INDEPENDENT DIRECTORS:

Harold L. Holtz        Director          Indefinite, until    Retired                               2          Sharon Foundry, Inc.
700 N. Water Street                      successor elected    Previously practiced as a CPA,
Milwaukee, WI  53202                                          both private & public for over
Age: 79                                  5 years              40 years

Clark Hillery          Director          Indefinite, until    Director of Team Services for         2          None
700 N. Water Street                      successor elected    the Milwaukee Bucks
Milwaukee, WI  53202
Age: 53                                  5 years

William J. Rack        Director          Indefinite, until    Commercial Real Estate                2          None
700 N. Water Street                      successor elected    Development and Leasing
Milwaukee, WI  53202
Age: 57                                  1 Year

INTERESTED DIRECTORS:

Barry S. Arnold        Director,         Indefinite, until    Portfolio Manager                     2          Arnold Investment
700 N. Water Street    Vice President    successor elected                                                     Counsel
Milwaukee, WI  53202   and Secretary
Age: 38                                  6 years

Lilli Gust             Director,         Indefinite, until    Investment Adviser                    2          Arnold Investment
700 N. Water Street    President         successor elected                                                     Counsel
Milwaukee, WI  53202   and Treasurer
Age: 57                                  17 years

Additional information about the Funds' Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON

        Date              Primary Trend Fund       S&P 500 Composite*<F4>
        ----              ------------------       ----------------------
       6/30/93                 $10,000                     $10,000
       9/30/93                 $10,127                     $10,258
      12/31/93                 $10,217                     $10,496
       3/31/94                  $9,918                     $10,098
       6/30/94                  $9,972                     $10,141
       9/30/94                 $10,508                     $10,636
      12/31/94                 $10,204                     $10,634
       3/31/95                 $10,793                     $11,670
       6/30/95                 $11,670                     $12,784
       9/30/95                 $11,766                     $13,800
      12/31/95                 $11,857                     $14,630
       3/31/96                 $12,857                     $15,416
       6/30/96                 $13,246                     $16,108
       9/30/96                 $13,701                     $16,605
      12/31/96                 $15,412                     $17,990
       3/31/97                 $15,209                     $18,472
       6/30/97                 $16,721                     $21,697
       9/30/97                 $18,385                     $23,322
      12/31/97                 $18,215                     $23,992
       3/31/98                 $19,460                     $27,338
       6/30/98                 $18,905                     $28,241
       9/30/98                 $16,956                     $25,432
      12/31/98                 $17,849                     $30,848
       3/31/99                 $18,052                     $32,385
       6/30/99                 $19,790                     $34,668
       9/30/99                 $18,259                     $32,503
      12/31/99                 $17,372                     $37,339
       3/31/00                 $17,272                     $38,196
       6/30/00                 $17,589                     $37,181
       9/30/00                 $19,413                     $36,821
      12/31/00                 $21,101                     $33,939
       3/31/01                 $20,666                     $29,916
       6/30/01                 $21,553                     $31,667
       9/30/01                 $19,410                     $27,019
      12/31/01                 $21,469                     $29,906
       3/31/02                 $22,743                     $29,988
       6/30/02                 $20,955                     $25,970
       9/30/02                 $18,454                     $21,484
      12/31/02                 $18,756                     $23,297
       3/31/03                 $18,086                     $22,563
       6/30/03                 $21,026                     $26,038

INITIAL INVESTMENT OF $10,000 ON 6/30/93

FUND PERFORMANCE THROUGH JUNE 30, 2003
--------------------------------------
2003 Year to Date              +12.10%
One Year                        +0.34%
5 Years (annualized)            +2.15%
10 Years (annualized)           +7.72%
Since Inception                 +7.97%
  9/15/86 (annualized)

             Date             Primary Income Fund     S&P 500 Composite*<F4>
             ----             -------------------     ----------------------
            6/30/93                 $10,000                  $10,000
            9/30/93                 $10,482                  $10,258
           12/31/93                 $10,429                  $10,496
            3/31/94                 $10,023                  $10,098
            6/30/94                  $9,942                  $10,141
            9/30/94                 $10,376                  $10,636
           12/31/94                 $10,159                  $10,634
            3/31/95                 $10,870                  $11,670
            6/30/95                 $11,418                  $12,784
            9/30/95                 $11,786                  $13,800
           12/31/95                 $12,254                  $14,630
            3/31/96                 $12,769                  $15,416
            6/30/96                 $13,111                  $16,108
            9/30/96                 $13,399                  $16,605
           12/31/96                 $14,716                  $17,990
            3/31/97                 $15,017                  $18,472
            6/30/97                 $16,270                  $21,697
            9/30/97                 $17,887                  $23,322
           12/31/97                 $18,470                  $23,992
            3/31/98                 $19,170                  $27,338
            6/30/98                 $18,666                  $28,241
            9/30/98                 $17,953                  $25,432
           12/31/98                 $18,567                  $30,848
            3/31/99                 $17,828                  $32,385
            6/30/99                 $19,220                  $34,668
            9/30/99                 $17,878                  $32,503
           12/31/99                 $16,991                  $37,339
            3/31/00                 $17,098                  $38,196
            6/30/00                 $17,364                  $37,181
            9/30/00                 $19,360                  $36,821
           12/31/00                 $20,446                  $33,939
            3/31/01                 $20,215                  $29,916
            6/30/01                 $21,027                  $31,667
            9/30/01                 $20,028                  $27,019
           12/31/01                 $21,087                  $29,906
            3/31/02                 $22,353                  $29,988
            6/30/02                 $20,948                  $25,970
            9/30/02                 $18,576                  $21,484
           12/31/02                 $18,883                  $23,297
            3/31/03                 $18,073                  $22,563
            6/30/03                 $20,277                  $26,038

INITIAL INVESTMENT OF $10,000 ON 6/30/93

FUND PERFORMANCE THROUGH JUNE 30, 2003
--------------------------------------
2003 Year to Date               +7.38%
One Year                        -3.20%
5 Years (annualized)            +1.67%
10 Years (annualized)           +7.32%
Since Inception                 +8.35%
  9/1/89 (annualized)

Past performance is not predictive of future performance. (You already know that...but we are required to say it anyway.)

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*<F4> The S&P 500(R) is an unmanaged but commonly used measure of common stock total return performance.

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President and Treasurer
 Barry S. Arnold, Vice President and Secretary

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 Ernst & Young LLP
 111 East Kilbourn Avenue
 Milwaukee, Wisconsin 53202

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

ITEM 2.  CODE OF ETHICS

Not applicable to semi-annual reports for the period ended June 30, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports for the period ended June 30, 2003.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports for the period ended June 30, 2003.

ITEMS 5-6.  RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS

(a) Code of Ethics. Not applicable to semi-annual reports for the period ended June 30, 2003.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.
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/s/ Lilli Gust
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Lilli Gust
Principal Executive Officer
August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
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Lilli Gust
Principal Executive Officer
August 29, 2003

/s/ Lilli Gust
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Lilli Gust
Principal Financial Officer
August 29, 2003